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                           JPMORGAN U.S. EQUITY FUNDS

                             JPMORGAN BALANCED FUND
                           JPMORGAN CORE EQUITY FUND
                              JPMORGAN FOCUS FUND
                     JPMORGAN SELECT LARGE CAP EQUITY FUND
                          JPMORGAN SMARTINDEX-TM- FUND

                       SUPPLEMENT DATED OCTOBER 25, 2002
                     TO THE PROSPECTUSES DATED MAY 1, 2002

    On October 23, 2002, the Board of Trustees of each of Mutual Fund Investment Trust (MFIT), Mutual Fund Group (MFG), J.P. Morgan Institutional Funds (JPMIF), J.P. Morgan Series Trust (JPMST), and Mutual Fund Select Group (MFSG) (collectively the "Trusts") approved a reorganization pursuant to which the Current Fund listed below will transfer all of its assets and liabilities to the Successor Fund listed across from it in the table below in exchange for shares of the Successor Fund, subject to approval by shareholders of the applicable Current Fund. Upon consummation of the applicable reorganizations, each shareholder of a particular class of shares of each Current Fund, with the exception of JPMorgan SmartIndex-TM- Fund, would receive the number of shares of the corresponding class of the applicable Successor Fund with a total net asset value equal to the total net asset value of such shareholder's Current Fund shares on the date of the exchange. Shareholders of the Institutional
Class Shares of the JPMorgan SmartIndex-TM- Fund will receive newly created Ultra Class Shares of JPMorgan Disciplined Equity Fund with a total net asset value equal to the total net asset value of such shareholder's Institutional Class Shares of JPMorgan SmartIndex-TM- Fund on the date of the exchange. If a reorganization is approved by shareholders of a Current Fund, such Current Fund's existence as a series of its respective Trust will be terminated following the applicable reorganization.

    The approval of a particular reorganization is not contingent upon the approval of any other reorganization.

    A special meeting of shareholders of each Current Fund has been called for Thursday, February 13, 2003, to consider the applicable reorganization and related transactions. Before these special meetings, shareholders will receive a combined prospectus/proxy statement containing information about the proposed reorganization relating to their Current Fund and information about the relevant Successor Fund. If approved by the shareholders of a Current Fund, the applicable reorganization will take place on March 31, 2003 or another date

                                                                 SUP-USEQPR-1002
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determined by the Trusts that are involved in the particular reorganization.

           CURRENT FUND                       SUCCESSOR FUND
----------------------------------  ----------------------------------
JPMorgan Core Equity Fund (a        JPMorgan U.S. Equity Fund (a
  series of MFIT) and JPMorgan        series of JPMIF)
  Focus Fund (a series of MFG)

JPMorgan Balanced Fund (a series    JPMorgan Diversified Fund (a
  of MFIT)                            series of JPMIF)

JPMorgan Select Large Cap Equity    JPMorgan Tax Aware U.S. Equity
  Fund (a series of MFSG)             Fund (a series of JPMST)

JPMorgan SmartIndex-TM- Fund (a     JPMorgan Disciplined Equity Fund
  series of JPMST)                    (a series of JPMIF)